EXHIBIT 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

First National Holdings, LLC (“Company”)
Credit Suisse Securities (USA) LLC (“Credit Suisse”)
(together, the “Specified Parties”)

Re: FNA 2015-1 Trust, Tax Lien Collateralized Notes, Series 2015-1 (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of property tax liens which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted.  Such compared information was deemed to be in agreement if differences were attributable to rounding.

●
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted.  Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

●	The phrase “County Assessors’ Websites” means a listing of websites provided to us by the Company for the Selected Tax Liens, included as Exhibit A attached hereto.

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of
KPMG International Cooperative (“KPMG International”), a Swiss entity.

FNA 2015-1 Trust, Tax Lien Collateralized Notes, Series 2015-1
November 10, 2015

●
The phrase “Tax Lien File” means any file containing some or all of the following documents: Tax Certificate, Buy Sheet, Bankruptcy Letter (if applicable), Tax Lien State Assumptions Table, and/or Tax Receipt.   The Tax Lien File, maintained and furnished to us by the Company, was represented by the Company to be either the original Tax Lien File and/or a copy of the original Tax Lien File. The Company is responsible for each Tax Lien File.

I.   The Data File and the Selected Tax Liens

On November 2, 2015, the Company provided us with an electronic data file containing certain information related to a pool of 9,421 property  tax liens (the “Tax Liens”) as of October 30, 2015 (the “Data File”).  The Company is responsible for the Data File.  We were instructed by the Company to randomly select a sample of 150 Tax Liens from the Data File (the “Selected Tax Liens”).  A listing of the Selected Tax Liens is attached hereto as Exhibit B.

For each of the Selected Tax Liens, we compared the attributes listed below to the corresponding information appearing on or derived from a copy of the applicable documents in the Tax Lien File. The Company indicated that the absence of any of the documents in the Tax Lien File or the inability to agree the indicated information from the Data File to the documents in the Tax Lien File for each of the attributes identified constituted an exception. The documents in the Tax Lien File are listed in the order of priority until such attribute was compared.

Attribute	Tax Lien File Document(s)
Purchase Date	Tax Certificate, Buy Sheet, and Respective County Assessor’s Website in Exhibit A
Tax Year	Tax Certificate, Buy Sheet, and Respective County Assessor’s Website in Exhibit A
Bankruptcy (if applicable)	Bankruptcy Letter (if applicable)
Property Address	Tax Certificate, Buy Sheet, and Respective County Assessor’s Website in Exhibit A
County	Tax Certificate, Buy Sheet, and Respective County Assessor’s Website in Exhibit A
State	Tax Certificate, Buy Sheet, and Respective County Assessor’s Website in Exhibit A
Property Type	Tax Certificate, Buy Sheet, and Respective County Assessor’s Website in Exhibit A
Interest Rate (Recomputed Interest Rate for Selected Tax Liens in Indiana)	Tax Certificate, Respective County Assessor’s Website in Exhibit A, and the instructions provided by the Company described below
Start Total Principal	Tax Certificate, Buy Sheet, and Respective County Assessor’s Website in Exhibit A

FNA 2015-1 Trust, Tax Lien Collateralized Notes, Series 2015-1
November 10, 2015

Attribute	Tax Lien File Document(s)
Overbid (Interest Accruing)	Tax Certificate, Buy Sheet, and Respective County Assessor’s Website in Exhibit A
Premium (No Interest)	Tax Certificate, Buy Sheet, and Respective County Assessor’s Website in Exhibit A
End Fees	Tax Receipt
Market Value	Tax Certificate, Buy Sheet, and Respective County Assessor’s Website in Exhibit A
End Total Interest	Tax Lien State Assumptions Table
Recomputed Redemptive Value	Instructions provided by the Company described below
Recomputed Loan-to-Value (“LTV”)	Instructions provided by the Company described below

For purposes of comparing the Interest Rate related to the Selected Tax Liens in Indiana, we were instructed by the Company to recompute the Interest Rate as follows:  (i) multiply the  Minimum Bid stated in the “Minibid” field in the Data File by (ii) 10%, to the result add (iii) the product of (a) the difference between the Total Principal stated in the “Start Total Principal” field in the Data File and the Minimum Bid and (b) 5%, divided by (iv) the Total Principal.  We compared the recomputed Interest Rate for the Selected Tax Liens in Indiana to the corresponding information in the “Rate” field in the Data File.

For purposes of comparing Redemptive Value, we were instructed by the Company to recompute the Redemptive Value (the “Recomputed Redemptive Value”) as the  sum of:  (a) Total Principal stated in the “Start Total Principal” field in the Data File, (b) the amount of subsequent tax liens stated in the “Post Amount” field in the Data File, (c) Principal Change stated in the “Change in Other” field in the Data File, (d) End Total Interest stated in the “End Total Interest” field in the Data File, and (e) End Fees stated in the “End Fees” field in the Data File. We compared the Recomputed Redemptive Value to the “Ending Balance” field in the Data File.

For purposes of comparing LTV, we were instructed by the Company to recompute the LTV (the “Recomputed LTV”) as follows: divide (a) Ending Balance as stated in the “Ending Balance” field in the Data File by (b) Market Value as stated in the “Market Value” field in the Data File. We compared the Recomputed LTV to the “LTV” field in the Data File.

The information regarding the Selected Tax Liens was found to be in agreement with the respective information on or derived from the documents in the Tax Lien Files.  There were no conclusions that resulted from the procedures.

In addition, we were instructed by the Specified Parties to compare the penalty rate information in the Tax Lien State Assumptions Table to the corresponding information on the Tax Certificate or the Respective County Assessor’s Website in Exhibit A. The penalty rate in the Tax Lien State Assumptions Table was found to be in agreement with the respective information on the Tax

FNA 2015-1 Trust, Tax Lien Collateralized Notes, Series 2015-1
November 10, 2015

Certificate or the Respective County Assessor’s Website. There were no conclusions that resulted from the procedure.

We were not engaged to, and did not, conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the Data File or the penalty rate. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies and information indicated in the Data File or provided by the Company, and instructions provided by the Company without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Tax Liens or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reliability or accuracy of the Data File, the Tax Lien File documents, the data and documents furnished to us by the Company, or the County Assessors’ websites which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address:  (i) the conformity of the origination of the Tax Liens to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Tax Liens being securitized, (iii) the compliance of the originator of the Tax Liens with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Tax Liens that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of First National Holdings, LLC and Credit Suisse Securities (USA) LLC. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report but who may have access to this report as required by law or regulation.

November 10, 2015

THE FOLLOWING PAGE CONSTITUTES EXHIBIT A.

Exhibit A
Listing of County Assessors' Websites

Alabama
Baldwin	http://www.deltacomputersystems.com/al/al05/pappraisala.html
Bessemer	http://eringcapture.jccal.org/caportal/
Birmingham	http://eringcapture.jccal.org/caportal/
Calhoun	http://gis.calhouncounty.org/PersonalProperty/
Etowah	http://www.deltacomputersystems.com/AL/AL31/INDEX.HTML
Lee	http://www.leecountyrevenuecommissioner.com/Tax/default.aspx
Mobile	http://probate.mobilecountyal.gov/recordssearch.asp
Montgomery	http://revco.mc-ala.org/

Arizona
Maricopa	http://mcassessor.maricopa.gov/

Florida
Bay	http://www.baypa.net/search.html
Bradford	http://www.bradfordappraiser.com/GIS/Search_F.asp
Charlotte	https://www.ccappraiser.com/rp_real_search.asp?
Gadsden	http://www.qpublic.net/gadsden/search.html
Jackson	http://www.qpublic.net/jackson/search.html
Leon	http://cms.leoncountyfl.gov/prop/searchgeneral.aspx
Marion	http://www.pa.marion.fl.us/
Orange	http://www.ocpafl.org/searches/ParcelSearch.aspx
Santa Rosa	http://qpublic6.qpublic.net/fl_search_dw.php?county=fl_santarosa
Sarasota	http://www.sc-pa.com/testsearch/
Walton	http://qpublic7.qpublic.net/ga_search.php?county=ga_walton
Washington	http://www.qpublic.net/washington/search.html

Illinois
Cook	http://www.cookcountyassessor.com/newsearch.aspx

Indiana
Elkhart	http://www.elkhartcountyindiana.com/departments/assessor/cassessor.htm
Hamilton	http://www3.hamiltoncounty.in.gov/propertyreports/
Lake	https://www.lakecountyin.org/portal/media-type/html/group/assessor/page/default
LaPorte	http://www.laportecounty.org/Finance/Assessor/TownshipAssessors/
Marion	http://www.pa.marion.fl.us/MCPASCH2.HTML
Porter	http://www.porterco.org/index.aspx?NID=601
St. Joseph	http://www.stjosephcountyindiana.com/departments/sjcassessor/index.htm
Vanderburgh	http://www.vanderburghassessor.org/generalsearch.aspx

Maryland
Maryland	http://sdat.resiusa.org/RealProperty/Pages/default.aspx

Ohio
Hamilton	http://www.hamiltoncountyauditor.org/realestateii/ROVER30.ASP

South Carolina
Anderson	http://acpass.andersoncountysc.org/real_prop_search.htm
Beaufort	http://www.bcgov.net/departments/Information-and-Technology/gis/real-property-lookup.php
Pickens	http://www.co.pickens.sc.us/OnlineTaxes/default.aspx

THE FOLLOWING PAGES CONSTITUTE EXHIBIT B

Exhibit B

Selected Tax Lien #	Tax Lien ID # (*)	Selected Tax Lien #	Tax Lien ID # (*)	Selected Tax Lien #	Tax Lien ID # (*)
1	201511001	41	201511041	81	201511081
2	201511002	42	201511042	82	201511082
3	201511003	43	201511043	83	201511083
4	201511004	44	201511044	84	201511084
5	201511005	45	201511045	85	201511085
6	201511006	46	201511046	86	201511086
7	201511007	47	201511047	87	201511087
8	201511008	48	201511048	88	201511088
9	201511009	49	201511049	89	201511089
10	201511010	50	201511050	90	201511090
11	201511011	51	201511051	91	201511091
12	201511012	52	201511052	92	201511092
13	201511013	53	201511053	93	201511093
14	201511014	54	201511054	94	201511094
15	201511015	55	201511055	95	201511095
16	201511016	56	201511056	96	201511096
17	201511017	57	201511057	97	201511097
18	201511018	58	201511058	98	201511098
19	201511019	59	201511059	99	201511099
20	201511020	60	201511060	100	201511100
21	201511021	61	201511061	101	201511101
22	201511022	62	201511062	102	201511102
23	201511023	63	201511063	103	201511103
24	201511024	64	201511064	104	201511104
25	201511025	65	201511065	105	201511105
26	201511026	66	201511066	106	201511106
27	201511027	67	201511067	107	201511107
28	201511028	68	201511068	108	201511108
29	201511029	69	201511069	109	201511109
30	201511030	70	201511070	110	201511110
31	201511031	71	201511071	111	201511111
32	201511032	72	201511072	112	201511112
33	201511033	73	201511073	113	201511113
34	201511034	74	201511074	114	201511114
35	201511035	75	201511075	115	201511115
36	201511036	76	201511076	116	201511116
37	201511037	77	201511077	117	201511117
38	201511038	78	201511078	118	201511118
39	201511039	79	201511079	119	201511119
40	201511040	80	201511080	120	201511120

* The Company has assigned a unique Tax Lien ID Number to each Tax Lien in the Data File which is not the actual Tax Lien ID Number for confidentiality purposes.

Exhibit B

Selected Tax Lien #	Tax Lien ID # (*)	Selected Tax Lien #	Tax Lien ID # (*)	Selected Tax Lien #	Tax Lien ID # (*)
121	201511121	131	201511131	141	201511141
122	201511122	132	201511132	142	201511142
123	201511123	133	201511133	143	201511143
124	201511124	134	201511134	144	201511144
125	201511125	135	201511135	145	201511145
126	201511126	136	201511136	146	201511146
127	201511127	137	201511137	147	201511147
128	201511128	138	201511138	148	201511148
129	201511129	139	201511139	149	201511149
130	201511130	140	201511140	150	201511150

* The Company has assigned a unique Tax Lien ID Number to each Tax Lien in the Data File which is not the actual Tax Lien ID Number for confidentiality purposes.